                                                                    EXHIBIT 99.2

                       OFFICE OF THE UNITED STATES TRUSTEE

In re:
 The Kushner-Locke Company

Chapter 11
Case No. LA 01-44828-SB (Administratively Consolidated with
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)


DEBTOR IN POSSESSION INTERIM STATEMENT

                                                                     Page 1 of 3
    Statement Number:           20
 For the Period FROM:        6/1/2003
                  TO:       6/30/2003


CASH ACTIVITY ANALYSIS (Cash Basis Only)                             Collateral      Concentration
                                                                       Account           Account
                                                                    ------------------------------
Balance before Statement #1                                         $  268,333.21        65,956.21
                                                                    ------------------------------
A.  Total Receipts per all Prior Interim Statements                  3,855,978.54     2,623,666.40
                                                                    ------------------------------
B.  Less:  Total Disbursements per all Prior Statements              2,636,912.51     2,657,261.19
                                                                    ------------------------------
C.  Beginning Balance                                               $1,487,399.24        32,361.42
                                                                    ------------------------------
D.  Receipts during Current Period

      Description
      -----------
        6/3/2003                          BL Distribution Corp.         82,306.74
        6/6/2003                          Wire Transfer                                 565,000.00
        6/13/2003                         Tanya Miller                                      350.00
        6/17/2003                         High Fliers                    3,587.56
        6/25/2003                         Wire Transfer                                  27,000.00
        6/27/2003                         Tanya Miller                                      450.00
        6/30/2003                         interest                         986.06




      TOTAL RECEIPTS THIS PERIOD                                        86,880.36       592,800.00             -              -
                                                                    -----------------------------------------------------------
E.  Balance Available (C plus D)                                    $1,574,279.60       625,161.42        $    -         $    -
                                                                    -----------------------------------------------------------

      DEBTOR IN POSSESSION INTERIM STATEMENT NO: 20                  Page 2 of 3

F. Less: Disbursements during Current Period:

  Date         Check No.         Payee/Purpose
  ----         ---------         -------------
6/5/2003         37690           Empacol Packing Supplies                                     145.00
6/6/2003                         Wire Transfer                          $ 565,000.00
6/6/2003                         ADP Fees                                                     234.80
6/9/2003         37691           Bonded Services, Inc                                        6278.50
6/9/2003         37692           Bowne of Los Angeles, Inc                                    711.00
6/9/2003         37693           Doniger & Fetter                                            1303.72
6/9/2003         37694           Federal Express                                               26.80
6/9/2003         37695           Robert W Goldsmith                                          1220.00
6/9/2003         37696           Marathon Services, Inc                                       259.80
6/9/2003         37697           Qwest Communications                                          48.79
6/9/2003         37698           Zerolag                                                      100.00
6/9/2003         37699           SBC                                                           43.83
6/9/2003         37700           Morgan Lewis & Bockius                                    306571.88
6/9/2003         37701           Pachulski,Stang,Ziehl,Young&Jones                          93758.95
6/9/2003         37702           Stutman Treister & Glatt                                  129051.58
6/9/2003         37703           New Wave Entertainment                                       221.99
6/11/2003                        ADP Taxes                                                   6595.15
6/12/2003        7986            Payroll                                                      980.56
6/12/2003        7987            Payroll                                                     8365.74
6/12/2003        7988            Payroll                                                     2191.69
6/12/2003        7989            Payroll                                                     2293.03
6/13/2003                        ADP Fees                                                      20.00
6/18/2003        37704           Keren Aminia                                                 313.32
6/18/2003        37705           Federal Express                                               18.63
6/18/2003        37706           Robert W Goldsmith                                          2645.00
6/18/2003        37707           Kevin Marino                                                 110.32
6/18/2003        37708           William Liebell                                              950.00
6/18/2003        37709           Alice P.Neuhauser                                             76.88
6/20/2003                        ADP Fees                                                      86.24
6/25/2003        37710           Recall                                                       629.88
6/25/2003                        Wire Transfer                           $ 27,000.00
6/25/2003                        ADP Taxes                                                   4944.96
6/26/2003        37711           Blue Shield of California                                    316.00
6/26/2003        37712           Robert W Goldsmith                                          1080.00
6/26/2003        37713           Health Net                                                  2187.92
6/26/2003        37714           Hodes Parking                                                360.00
6/26/2003        37715           William Liebell                                             1425.00
6/26/2003        37716           Property Management Associates, I                           2000.00
6/26/2003        37717           SBC                                                          292.47
6/26/2003        37718           Matthew Schuler                                              160.00
6/26/2003        7990            Payroll                                                      980.59
6/26/2003        7991            Payroll                                                    7,521.98
6/26/2003        7992            Payroll                                                    1,682.84
6/26/2003        7993            Payroll                                                    2,293.03

      TOTAL DISBURSEMENTS THIS PERIOD:                                    592,000.00      590,497.87            -             -
G.  Ending Balance (E less F)                                           $ 982,279.60       34,663.55        $   -        $    -

       DEBTOR IN POSSESSION INTERIM STATEMENT NO: 20                 Page 3 of 3

H.   (1) Collateral Account:
          a)  Depository Name and Location:     Chase Bank  1 Chase Manhattan Plaza, New York, NY 10081
          b)  Account Number:                                    323221556
     (2)  Concentration Account:
          a)  Depository Name and Location:     Comerica Bank  10900 Wilshire Blvd, Los Angeles, CA 90024
          b)  Account Number:                                   1891935460

I: Other monies on hand:

The Kushner Locke Company PWI account    1891215236     $    1,000.00
Bank of Scotland - Pinocchio              3549485        1,305,111.39    Pound Sterling     Time Deposit
Bank of Scotland - Basil                  3626816           77,018.15    Pound Sterling     Time Deposit  (KL' s interest is 50%)
Allied Pinocchio                          10747301             920.11    Pound Sterling
Freeway\Kushner-Locke                    323-509487     $      255.95
Edge Entertainment                       1891152710     $      444.92
European Films LTD                       1890563818     $    7,051.58

I: Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
    KL MDP Sensation                60-066-930            $17,724.61
    KL\7 Venture                    1890-69-6360          $ 9,331.85
    Denial Venture                  1890-69-6501          $42,157.38
    Cracker LLC                     1891-04-1665          $ 1,000.00
    Swing                           323-518095            $ 6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.


                                      /s/ Alice P. Neuhauser
                                      ------------------------------------
                                      Debtor in Possession